Party-in-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 007
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Party-in-Interest Transactions

3. Party-in-Interest Transactions

Certain Plan assets are in investment funds managed by the custodian of the Plan’s assets; therefore, these transactions qualify as party-in-interest transactions under the provisions of ERISA for which a statutory exemption exists.

In addition, a portion of the Plan’s assets are participant directed investments in The Clorox Company common stock. As the Companies are subsidiaries of The Clorox Company, the Plan transactions involving The Clorox Company common stock qualify as party-in-interest transactions. During the Plan year ended December 31, 2025, the Plan purchased or received approximately $6,918 and sold or distributed approximately $11.322 of the Company’s common stock.